UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 25, 2008
Date of Report (Date of earliest event reported)

EPL INTERMEDIATE, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-115644	13-4092105

(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

3535 Harbor Blvd. Suite 100 Costa Mesa, California	92626

(Address of principal executive offices)	(Zip Code)

(714) 599-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 25, 2008, El Pollo Loco, Inc., a wholly-owned subsidiary of EPL Intermediate, Inc. (together, the “Company”), executed agreements with each of Simmons Prepared Foods, Inc. and Cagle’s, Inc. to supply chicken to its restaurants. The agreements provide for the pricing and quantities of chicken to be supplied to the Company and are effective for the period March 1, 2008 through February 28, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPL INTERMEDIATE, INC.

Dated: March 27, 2008	By:	/s/ Jerry Lovejoy
Jerry Lovejoy,
Senior Vice President, General Counsel

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